Debt	12 Months Ended
Dec. 31, 2015
Debt Disclosure [Abstract]
Debt
NOTE 10: DEBT
Debt consisted of the following (in thousands):

	December 31, 2015	December 28, 2014
Term Loan Facility due 2020, effective interest rate of 3.82% and 4.04%, net of unamortized discount of $7,084 and $8,118	$2,360,155	$3,471,017
5.875% Senior Notes due 2022	1,100,000	—
Dreamcatcher Credit Facility due 2018, effective interest rate of 4.08%, net of unamortized discount of $33 and $49	18,868	23,914
Other obligations	—	54
Total debt	3,479,023	3,494,985
Less: Debt due within one year	26,479	4,088
Long-term debt, net of current portion	$3,452,544	$3,490,897

Maturities—The Company’s debt and other obligations outstanding as of December 31, 2015 mature as shown below (in thousands):

2016	$27,841
2017	27,841
2018	34,591
2019	23,791
2020	2,272,076
Thereafter	1,100,000
Total debt	3,486,140
Unamortized discounts	(7,117)
Total debt, net of discounts	$3,479,023

Secured Credit Facility—On December 27, 2013, in connection with its acquisition of Local TV, the Company as borrower, entered into a $4.073 billion secured credit facility with a syndicate of lenders led by JPMorgan (the “Secured Credit Facility”). The Secured Credit Facility consisted of a $3.773 billion term loan facility (the “Term Loan Facility”) and a $300 million revolving credit facility (the “Revolving Credit Facility”). The proceeds of the Term Loan Facility were used to pay the purchase price for Local TV and refinance the existing indebtedness of Local TV and the Term Loan Exit Facility (see Note 3). The proceeds of the Revolving Credit Facility are available for working capital and other purposes not prohibited under the Secured Credit Facility. The Revolving Credit Facility includes borrowing capacity for letters of credit and for borrowings on same-day notice, referred to as “swingline loans.” Borrowings under the Revolving Credit Facility are subject to the satisfaction of customary conditions, including absence of defaults and accuracy of representations and warranties. Under the terms of the Secured Credit Facility, the amount of the Term Loan Facility and/or the Revolving Credit Facility may be increased and/or one or more additional term or revolving facilities may be added to the Secured Credit Facility by entering into one or more incremental facilities, subject to a cap equal to the greater of (x) $1.000 billion and (y) the maximum amount that would not cause the Company’s net first lien senior secured leverage ratio (treating debt incurred in reliance of this basket as secured on a first lien basis whether or not so secured), as determined pursuant to the terms of the Secured Credit Facility, to exceed 4.50:1.00.
The obligations of the Company under the Secured Credit Facility are guaranteed by all of the Company’s wholly-owned domestic subsidiaries, other than certain excluded subsidiaries (the “Guarantors”). The Secured Credit Facility is secured by a first priority lien on substantially all of the personal property and assets of the Company and the Guarantors, subject to certain exceptions. The Secured Credit Facility contains customary limitations, including, among other things, on the ability of the Company and its subsidiaries to incur indebtedness and liens, sell assets, make investments and pay dividends to its shareholders.
Amendment
On June 24, 2015, the Company, the Guarantors and JPMorgan, as administrative agent, entered into an amendment (the “Amendment”) to the Secured Credit Facility. Prior to the Amendment and the Prepayment (as defined below), $3.479 billion of term loans (the “Former Term Loans”) were outstanding under the Secured Credit Facility. Pursuant to the Amendment, certain lenders under the Secured Credit Facility converted their Former Term Loans into a new tranche of term loans (the “Converted Term B Loans”), along with certain new lenders who advanced $1.802 billion into the new tranche of term loans (the “New Term B Loans” and, together with the Converted Term B Loans, the “Term B Loans”). The proceeds of Term B Loans advanced by the new lenders were used to prepay in full all of the Former Term Loans that were not converted into Term B Loans. In connection with the Amendment, the Company used the net proceeds from the sale of the Notes (as defined below), together with cash on hand, to prepay (the “Prepayment”) $1.100 billion of the Term B Loans. After giving effect to the Amendment and the Prepayment, there were $2.379 billion of Term B Loans outstanding under the Secured Credit Facility.
Term Loan Facility
As a result of the amendment, the Term B Loans bear interest, at the Company’s election, at a rate per annum equal to either (i) LIBOR, adjusted for statutory reserve requirements on Euro currency liabilities (“Adjusted LIBOR”), subject to a minimum rate of 0.75%, plus an applicable margin of 3.0% or (ii) the sum of a base rate determined as the highest of (a) the federal funds effective rate from time to time plus 0.5%, (b) the prime rate of interest announced by the administrative agent as its prime rate, and (c) Adjusted LIBOR plus 1.0%, plus an applicable margin of 2.0%. Overdue amounts under the Term Loan Facility are subject to additional interest of 2.0% per annum. The Term B Loans mature on December 27, 2020. Quarterly installments in an amount equal to 0.25% of the new principal amount of the Term B Loans are due beginning September 30, 2015. Voluntary prepayments of the Term B Loans are permitted at any time, in minimum principal amounts, without premium or penalty, subject to a 1.00% premium payable in connection with certain repricing transactions within the first twelve months after the Amendment. The Company is required to prepay the Term B Loans: (i) with the proceeds from certain material asset dispositions (but excluding proceeds from dispositions of publishing assets, real estate and its equity investments in CareerBuilder, LLC and Classified Ventures, LLC and, in certain instances, Television Food Network, G.P.), provided that the Company has rights to reinvest the proceeds to acquire assets for use in its business, within specified periods of time, (ii) with the proceeds from the issuance of new debt (other than debt permitted to be incurred under the Secured Credit Facility) and (iii) 50% (or, if the Company’s net first lien senior secured leverage ratio, as determined pursuant to the terms of the Secured Credit Facility, is less than or equal to 4.00:1.00, then 0%) of “excess cash flow” generated by the Company for the fiscal year, as determined pursuant to the terms of the Secured Credit Facility, less the aggregate amount of optional prepayments under the Revolving Credit Facility to the extent that such prepayments are accompanied by a permanent reduction in commitments under the Revolving Credit Facility, and subject to a $500 million minimum liquidity threshold before any such prepayment is required, provided that the Company’s mandatory prepayment obligations in the case of clause (i) and clause (iii) above do not apply at any time during which the Company’s corporate rating issued by Moody’s is Baa3 or better and BBB- or better by S&P.
Prior to the Amendment, the Term Loan Facility bore interest, at the election of the Company, at a rate per annum equal to either (i) Adjusted LIBOR, subject to a minimum rate of 1.00%, plus an applicable margin of 3.0% or (ii) the sum of a base rate determined as the highest of (a) the federal funds effective rate from time to time plus 0.5%, (b) the prime rate of interest announced by the administrative agent as its prime rate, and (c) Adjusted LIBOR plus 1.0% (“Alternative Base Rate”), plus an applicable margin of 2.0%.
Quarterly installments in an amount equal to 0.25% of the original principal amount of the Term Loan Facility were due beginning March 31, 2014. As further described in Note 2, on August 4, 2014, the Company used a $275 million cash dividend from Tribune Publishing to permanently repay $275 million of outstanding borrowings under the Term Loan Facility.
The Former Term Loans were issued at a discount of 25 basis points, totaling $9 million, which was being amortized to interest expense over the expected term of the Term Loan Facility. The Company incurred and deferred transaction costs totaling $78 million in connection with the Former Term Loans in fiscal 2013. Transaction costs of $6 million relating to the Term Loan Exit Facility (as defined and described in Note 3 to the Company’s audited consolidated financial statements for the fiscal year ended December 28, 2014), which was extinguished in the fourth quarter of 2013, continued to be amortized over the term of the Term Loan Facility pursuant to ASC Topic 470 “Debt.” As of the date of the Amendment, the aggregate unamortized debt issuance costs totaled $64 million and unamortized debt issue discount totaled $8 million.
In connection with the Amendment, the Company paid fees to Term B Loan lenders of $6 million, which are considered a debt discount, of which $4 million was deferred, and incurred transaction costs of $2 million, of which $1 million was deferred. The Company recorded a loss of $37 million on the extinguishment of the Former Term Loan in the Company’s Consolidated Statement of Operations for the fiscal year ended December 31, 2015 as a portion of the facility was considered extinguished for accounting purposes. The loss included the write-off of unamortized transaction costs of $30 million, an unamortized discount of $4 million and other transaction costs of $4 million. The Company’s unamortized transaction costs related to the Term Loan Facility were $32 million and $70 million at December 31, 2015 and December 28, 2014, respectively. These deferred costs are recorded in other assets in the Company’s Consolidated Balance Sheet and amortized to interest expense over the contractual term of the Term Loan Facility.
Revolving Credit Facility
Loans under the Revolving Credit Facility bear interest, at the election of the Company, at a rate per annum equal to either (i) Adjusted LIBOR plus an applicable margin in the range of 2.75% to 3.0% or (ii) the Alternative Base Rate plus an applicable margin in the range of 1.75% to 2.0%, based on the Company’s net first lien senior secured leverage ratio for the applicable period. The Revolving Credit Facility also includes a fee on letters of credit equal to the applicable margin for Adjusted LIBOR loans and a letter of credit issuer fronting fee equal to 0.125% per annum, in each case, calculated based on the stated amount of letters of credit and payable quarterly in arrears, in addition to the customary charges of the issuing bank. Under the terms of the Revolving Credit Facility, the Company is also required to pay a commitment fee, payable quarterly in arrears, calculated based on the unused portion of the Revolving Credit Facility; the commitment fee will be 0.25%, 0.375% or 0.50% based on the Company’s net first lien senior secured leverage ratio for the applicable period. Overdue amounts under the Revolving Credit Facility are subject to additional interest of 2.0% per annum.
Availability under the Revolving Credit Facility will terminate, and all amounts outstanding under the Revolving Credit Facility will be due and payable on December 27, 2018, but the Company may repay outstanding loans under the Revolving Credit Facility at any time without premium or penalty, subject to breakage costs in certain circumstances. The loans under the Revolving Credit Facility also must be prepaid and the letters of credit cash collateralized or terminated to the extent the extensions of credit under the Revolving Credit Facility exceed the amount of the revolving commitments.
The Revolving Credit Facility includes a covenant which requires the Company to maintain a net first lien leverage ratio of no greater than 5.75 to 1.00 for each period of four consecutive fiscal quarters most recently ended. Beginning with the period ending March 29, 2015, the covenant requires the Company to maintain a net first lien leverage ratio of no greater than 5.25 to 1.00 for each period of four consecutive fiscal quarters most recently ended. The covenant is only required to be tested at the end of each fiscal quarter if the aggregate amount of revolving loans, swingline loans and letters of credit (other than undrawn letters of credit and letters of credit that have been fully cash collateralized) outstanding exceed 25% of the amount of revolving commitments. This covenant was not required to be tested for the quarterly period ended December 31, 2015.
At December 31, 2015, there were no borrowings outstanding under the Revolving Credit Facility; however, there were $23 million of standby letters of credit outstanding, primarily in support of the Company’s workers’ compensation insurance programs.
5.875% Senior Notes due 2022—On June 24, 2015, the Company issued $1.100 billion aggregate principal amount of its 5.875% Senior Notes due 2022 (the “Notes”) under an Indenture, dated as of June 24, 2015 (the “Base Indenture”), among the Company, certain subsidiaries of the Company, as guarantors (the “Subsidiary Guarantors”), and The Bank of New York Mellon Trust Company, N.A. (in such capacity, the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of June 24, 2015, among the Company, the Subsidiary Guarantors and the Trustee (the “First Supplemental Indenture”), the Second Supplemental Indenture, dated as of September 8, 2015, among the Company, the Subsidiary Guarantors party thereto and the Trustee (the “Second Supplemental Indenture”), and the Third Supplemental Indenture, dated as of October 8, 2015, among the Company, the Subsidiary Guarantors party thereto and the Trustee (the “Third Supplemental Indenture” and, together with the Base Indenture, the First Supplemental Indenture and the Second Supplemental Indenture, the “Indenture”). The Company used the net proceeds from the sale of the Notes, together with cash on hand, to make the Prepayment discussed above.
During the second quarter of 2015, the Company incurred and deferred transaction costs of $19 million, which are classified as other assets in the Company’s Consolidated Balance Sheet and amortized to interest expense over the contractual term of the Notes. The Company’s unamortized transaction costs related to the Notes were $17 million at December 31, 2015.
The Notes bear interest at a rate of 5.875% per annum and interest is payable semi-annually in arrears on January 15 and July 15, commencing on January 15, 2016. The Notes mature on July 15, 2022. The Notes are unsecured senior indebtedness of the Company and are effectively subordinated to the Company’s and the Subsidiary Guarantors’ existing and future secured indebtedness, including indebtedness under the Secured Credit Facility, to the extent of the value of the assets securing such indebtedness. The Indenture provides that the guarantee of each Subsidiary Guarantor is an unsecured senior obligation of that Subsidiary Guarantor. The Notes are, subject to certain exceptions, guaranteed by each of the Company’s domestic subsidiaries that guarantee the Company’s obligations under the Secured Credit Facility.
The Company may redeem the Notes, in whole or in part, at any time prior to July 15, 2018, at a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to (but excluding) the redemption date, plus the applicable make-whole premium. The Company may redeem the Notes, in whole or in part, at any time (i) on and after July 15, 2018 and prior to July 15, 2019, at a price equal to 102.938% of the principal amount of the Notes, (ii) on or after July 15, 2019 and prior to July 15, 2020, at a price equal to 101.469% of the principal amount of the Notes, and (iii) on or after July 15, 2020, at a price equal to 100.000% of the principal amount of the Notes, in each case, plus accrued and unpaid interest, if any, to (but excluding) the applicable redemption date. In addition, at any time prior to July 15, 2018, the Company may redeem up to 40% of the aggregate principal amount of the Notes with the proceeds of certain equity offerings at a redemption price of 105.875%, plus accrued and unpaid interest, if any, to (but excluding) the date of redemption.
The Indenture contains covenants that, among other things, limit the ability of the Company and the Company’s restricted subsidiaries to: incur additional indebtedness, guarantee indebtedness or issue certain preferred shares; pay dividends on, redeem or repurchase stock or make other distributions in respect of its capital stock; repurchase, prepay or redeem subordinated indebtedness; make loans and investments; create restrictions on the ability of the Company’s restricted subsidiaries to pay dividends to the Company or the Subsidiary Guarantors or make other intercompany transfers; create liens; transfer or sell assets; consolidate, merge or sell or otherwise dispose of all or substantially all of its assets; enter into certain transactions with affiliates; and designate subsidiaries as unrestricted subsidiaries. Upon the occurrence of certain events constituting a change of control triggering event, the Company is required to make an offer to repurchase all of the Notes (unless otherwise redeemed) at a purchase price equal to 101% of their principal amount, plus accrued and unpaid interest, if any to (but excluding) the repurchase date. If the Company sells assets under certain circumstances, it must use the proceeds to make an offer to purchase the Notes at a price equal to 100% of their principal amount, plus accrued and unpaid interest, if any, to (but excluding) the repurchase date.
Notes Registration Rights Agreement
In connection with the issuance of the Notes, the Company and the Subsidiary Guarantors entered into an exchange and registration rights agreement, dated as of June 24, 2015, with Deutsche Bank Securities Inc. and Citigroup Global Markets Inc. (the “Notes Registration Rights Agreement”). Pursuant to the Notes Registration Rights Agreement, the Company and the Subsidiary Guarantors have agreed to file an exchange offer registration statement with the Securities and Exchange Commission (the “SEC”) to exchange the Notes and the Guarantees for substantially identical securities registered under the Securities Act of 1933, as amended. The Company and the Subsidiary Guarantors have also agreed to file a shelf registration statement to cover resales of the Notes and the Guarantees under certain circumstances. The Company and the Subsidiary Guarantors agreed to use their commercially reasonable efforts to cause the exchange offer to be consummated as promptly as reasonably practicable after the exchange offer registration statement has become effective and to cause the exchange offer to become effective within 270 days following the issue date of the Notes. In addition, if the exchange offer has not been completed within 360 days after the issue date of the Notes, the Company and the Subsidiary Guarantors have agreed to use their commercially reasonable efforts to file a shelf registration statement and to cause such shelf registration statement to become effective within 90 days of filing such shelf registration statement. If the registration obligations under the Notes Registration Rights Agreement have not been satisfied, under certain circumstances, additional interest will accrue on the Notes for the period from the occurrence of such a registration default (but only with respect to one registration default at any particular time) until such time as all registration defaults have been cured at a rate per annum equal to 0.25% during the first 90-day period following the occurrence of such registration default which rate shall increase by an additional 0.25% during each subsequent 90-day period, up to a maximum of 0.50%.
Dreamcatcher—In addition, the Company and the Guarantors guarantee the obligations of Dreamcatcher under its $27 million senior secured credit facility (the “Dreamcatcher Credit Facility”) entered into in connection with Dreamcatcher’s acquisition of the Dreamcatcher stations (see Note 5). The obligations of the Company and the Guarantors under the Dreamcatcher Credit Facility are secured on a pari passu basis with its obligations under the Secured Credit Facility.
Senior Toggle Notes—In conjunction with the acquisition of Local TV on December 27, 2013 (see Note 5), the Company provided a notice to holders of the Senior Toggle Notes that it intended to redeem such notes within a thirty-day period. On December 27, 2013, the Company deposited $202 million with the Trustee ($174 million of which, inclusive of accrued interest of $2 million, was payable to third parties and the remaining $28 million was payable to a subsidiary of the Company), together with irrevocable instructions to apply the deposited money to the full repayment of the Senior Toggle Notes. At December 29, 2013, the $202 million deposit was presented as restricted cash and cash equivalents on the Company’s Consolidated Balance Sheet. The Senior Toggle Notes were fully repaid on January 27, 2014 through the use of the deposited funds held by the Trustee, including amounts owed to the Company’s subsidiary.
Other—During 2014, the Company incurred $10 million of transaction costs related to a senior secured credit facility which was entered into by Tribune Publishing in connection with the spin-off of the Company’s principal publishing operations on August 4, 2014. The related assets and liabilities for these transaction costs were distributed to Tribune Publishing in the Publishing Spin-off (see Note 2).
Exit Financing Facilities—On the Effective Date, Reorganized Tribune Company as borrower, along with certain of its operating subsidiaries as guarantors, entered into a $1.100 billion secured term loan facility with a syndicate of lenders led by JPMorgan (the “Term Loan Exit Facility”). Reorganized Tribune Company as borrower, along with certain of its operating subsidiaries as additional borrowers or guarantors, also entered into a secured asset-based revolving credit facility of $300 million, subject to borrowing base availability, with a syndicate of lenders led by Bank of America, N.A. (the “ABL Exit Facility” and together with the Term Loan Exit Facility, the “Exit Financing Facilities”). The proceeds from the Term Loan Exit Facility were used to fund certain required payments under the Plan (see Note 3). In connection with entering into the Secured Credit Facility to fund the Local TV Acquisition (see Note 5), the Exit Financing Facilities were terminated and repaid in full on December 27, 2013. The lenders under the Term Loan Exit Facility received $1.106 billion consisting of $1.095 billion in principal and accrued interest and a prepayment premium of $11 million. There were no amounts outstanding under the ABL Exit Facility at the time of termination. The Company recognized a loss of $28 million on the extinguishment of the Term Loan Exit Facility in its Consolidated Statement of Operations for the year ended December 29, 2013, which includes the prepayment premium of $11 million, unamortized debt issuance costs of $7 million and an unamortized original issuance discount of $10 million.